Exhibit 10.19
AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
April ___, 2006
     This Amendment to Second Amended and Restated Credit Agreement is entered into as of the date set forth above (“Amendment”) by and among Kendle International Inc., an Ohio corporation having its principal place of business in Cincinnati, Ohio (the “Borrower”), JPMorgan Chase Bank, N.A., a national banking association, as Agent for the Lenders (“Agent”), and the Lenders identified herein (the “Lender(s)”). This Amendment amends that certain Second Amended and Restated Credit Agreement dated as of May 27, 2005 among Borrower, Agent and Lenders (the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Loan Agreement.
Background
     On or about the date of this Amendment, the Borrower, through newly formed wholly-owned Domestic Subsidiaries (the “New Domestic Subsidiaries”) will acquire the assets or equity ownership interests of certain Latin American entities as more fully described below (the “Acquisitions”):
(1) acquisition of certain assets of International Clinical Research Limited, a corporation organized under the laws of Guernsey, by Kendle Americas Holding Inc. for a total purchase price of $900,000, plus earnout of approximately an additional $260,000.
(2) acquisition of 100% of the issued and outstanding partnership interests in Clinical Operations (CO) Argentina S.R.L., a sociedad de responsabilidad limitada organized under the laws of Argentina, by Kendle Americas Management Inc. (95% of the total interests) and by Kendle Americas Investment Inc. (5% of the total interests) for a total purchase price of $125,000;
(3) acquisition of 100% of the issued and outstanding quotas of capital of Pesquisa Brasil ICBRA Ltda, a limited business company organized under the laws of the Federative Republic of Brazil, by Kendle Americas Management Inc. (95% of the total interests) and by Kendle Americas Investment Inc. (5% of the total interests) for a total purchase price of $25,000;
(4) acquisition of 100% of the issued and outstanding partnership interests in Clinical Operations (CO) Chile Limitada, a sociedad de responsabilidad limitada organized under the laws of Chile, by Kendle Americas Management Inc. (95% of the total interests) and by Kendle Americas Investment Inc. (5% of the total interests) for a total purchase price of $25,000; and
(5) acquisition of 100% of the issued and outstanding partnership interests in Clinical Operations (CO) Colombia Ltda., a sociedad de responsabilidad limitada organized in accordance with the laws of Colombia, by Kendle Americas Management Inc. (95% of the total interests) and by Kendle Americas Investment Inc. (5% of the total interests) for a total purchase price of $25,000.
Statement of Amendment
     In consideration of their mutual agreements hereunder and under the Loan Agreement, the Borrower, Lenders and the Agent hereby agree to amend the Loan Agreement as follows:
     1. Permitted Acquisitions. Each of the Lenders acknowledges and agrees that the Acquisitions (as described in “Background” above), shall be a “Permitted Acquisition” pursuant to the terms and conditions of the Loan Agreement and subject to satisfaction of the conditions set forth therein; provided however, Borrower shall not be required to provide a pledge of the “Capital Stock” of the foreign subsidiaries acquired by the applicable New Domestic Subsidiary as described in Section 6.11 of the Loan Agreement.
     2. Release of Pledge Agreement. The Lenders acknowledge and agree to the termination of that certain Amended and Restated Pledge Agreement dated as of May 27, 2005 (“Pledge Agreement”) by and between Borrower and Agent and the termination of the pledge and security interest in the Securities Collateral held in each of the KeyCorp Account and Bank One Account (as those terms are defined in the Pledge Agreement).
     3. Reaffirmation of Covenants, Warranties and Representations; Waiver. Borrower hereby agrees and covenants that all representations and warranties in the Loan Agreement are true and accurate in all material respects as of the date hereof. Borrower further reaffirms all covenants in the Loan Agreement as if more fully set forth herein.
     4. Conditions Precedent. Except as otherwise noted, as a condition to the effectiveness of this Amendment, the following condition(s) shall be satisfied within thirty (30) days of the date of this Amendment:
          (a) Execution and delivery to the Lenders of a Joinder Agreement by Borrower and each New Domestic Subsidiary, in the form attached hereto as Exhibit A; and
          (b) Delivery to Agent of either (i) a certificate of the Secretary or Assistant Secretary of Borrower and each New Domestic Subsidiary (as to which Certificate there shall be no personal, as opposed to corporate, liability) which will (A) certify the names of the officers of Borrower and each New Domestic Subsidiary authorized to sign this Amendment and any other documents or certificates to be delivered pursuant to this Amendment by Borrower and each New Domestic Subsidiary or any of their respective officers together with the true signatures of such officers and

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(B) contain copies of the resolutions of the Board of Directors of the Borrower and such New Domestic Subsidiary authorizing the execution, delivery and performance of the Borrower’s and such New Domestic Subsidiary’s obligations under Amendment or (ii) an opinion of counsel to the Borrower and such New Domestic Subsidiary in form and substance reasonably satisfactory to Agent and its counsel.
     5. Claims and Release of Claims by Borrower. The Borrower represents and warrants that it has no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind of nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, “Claims”) against Agent or Lenders, any direct or indirect parent corporation or any direct or indirect affiliates of such parent corporations, or any of the foregoing’s respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”), that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event (as defined below). As an inducement to Lender to enter into this Agreement, Borrower on behalf of itself, and all of its successors and assigns, hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the date of this Amendment or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents.
     6. Representations, Warranties and Covenants. The Borrower represents, warrants and covenants to the Agent and Lenders (which representations, warranties and covenants shall survive the execution and delivery of this Amendment) as follows:
          (a) The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate actions on the part of the Borrower; and
          (b) No default exists under the Loan Agreement after giving effect to the foregoing Amendment.
          (c) Borrower shall pay all reasonable costs and expenses (including legal fees and expenses) incurred by Agent and Lenders in connection with the preparation of this Amendment.
     7. Confirmation of Loan Agreement. The Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument,

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respectively. Except as amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement shall remain in full force and effect.
[SIGNATURE PAGES TO FOLLOW]

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

KENDLE INTERNATIONAL INC.
an Ohio corporation

By:

Karl Brenkert, III
Senior Vice President

JPMORGAN CHASE BANK, N.A.	KEYBANK NATIONAL ASSOCIATION
Lender and in its capacity as Agent

By:	By:

Name:	Name:

Title:	Title:

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EXHIBIT A
JOINDER AGREEMENT
     JOINDER AGREEMENT dated as of April ___, 2006 among KENDLE INTERNATIONAL INC., an Ohio corporation (the “Borrower”), the Subsidiary listed on the signature page hereto (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., as Agent (as defined herein) for the Lenders (as defined herein).
     Reference is made to (a) the Second Amended and Restated Credit Agreement dated as of May 27, 2005 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the several lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Agent (the “Agent”), (b) the Amended and Restated Guarantee Agreement dated as of June 3, 2002 (as amended, modified, restated or supplemented from time to time, the “Guarantee Agreement”), among the Guarantors named therein and the Agent, (c) the Amended and Restated Indemnity, Subrogation and Contribution Agreement dated as of June 3, 2002 (as amended, modified, restated or supplemented from time to time, the “Indemnity Agreement”) among the Borrower, the Guarantors and the Agent and (d) the Amended and Restated Pledge and Security Agreement dated as of June 3, 2002 (as amended, modified, restated or supplemented from time to time, the “Pledge Agreement”) among the Borrower, the Pledgors named therein and the Agent. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, the Guarantee Agreement, the Indemnity Agreement and the Pledge Agreement.
     The Credit Agreement, the Guarantee Agreement, the Indemnity Agreement and the Pledge Agreement require that additional Domestic Subsidiaries shall become Guarantors under the Guarantee Agreement and the Indemnity Agreement and Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Joinder Agreement. The undersigned is a Domestic Subsidiary and is executing this Joinder Agreement in accordance with the requirements of the Credit Agreement in order to become a Guarantor under the Guarantee Agreement and the Indemnity Agreement and a Pledgor under the Pledge Agreement to induce the Lenders to make or maintain Loans and as consideration for Loans previously made.
     Accordingly, the Agent and the New Subsidiary agree as follows:
     SECTION 1. Guarantee Agreement and Indemnity Agreement. In accordance with Section 14 of the Guarantee Agreement and Section 13 of the Indemnity Agreement, each New Subsidiary by its signature hereto shall become a Guarantor under the Guarantee Agreement and the Indemnity Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement and the Indemnity Agreement applicable to it as a Guarantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof, (c) acknowledges receipt of a copy of and agrees to be obligated and bound by the terms of the Guarantee Agreement and the Indemnity Agreement, and (d) acknowledges that the information set forth on Schedule 1 attached hereto is true and complete. Each reference to a “Guarantor” in the Guarantee Agreement and the Indemnity Agreement shall be deemed to include the applicable New Subsidiary.
     SECTION 2. Pledge Agreement. In accordance with Section 7.7 of the Pledge Agreement, the New Subsidiary by its signature hereto shall become a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Subsidiary hereby (i) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder, (ii) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof and (iii) acknowledges receipt of a copy of and agrees to be bound by the terms of the Pledge Agreement. In furtherance of the foregoing, as security for the payment or performance, as the case may be, of the Secured Obligations (as defined in the Pledge Agreement) of the New Subsidiary as a Pledgor, the New Subsidiary hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such New Subsidiary’s right, title and interest in, to and under the Collateral listed on Schedules 2 through 4 attached hereto and all other Collateral referred to in the Pledge Agreement. Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the New Subsidiary and each schedule attached to this Joinder Agreement shall be incorporated into and become part of and supplement the corresponding Schedules 2 through 4 to the Pledge Agreement.
     SECTION 3. Enforceability. The New Subsidiary hereby represents and warrants that this Joinder Agreement has been duly authorized, executed and delivered by the New Subsidiary and constitutes a legal, valid and binding obligation of the New Subsidiary enforceable against it in accordance with its terms.
     SECTION 4. Effectiveness. This Joinder Agreement shall become effective upon satisfaction of the following conditions:
          (a) the receipt by the Agent, in form and substance satisfactory to the Agent, of the following:
               (i) duly executed counterparts of this Joinder Agreement;
               (ii) a copy of the New Subsidiary’s certificate of incorporation or other constitutive documents, including all amendments thereto, certified as of a recent date by the Secretary of State of the jurisdiction of its organization and a certificate as to its good standing, as of a recent date, from such Secretary of State;
               (iii) a certificate of the Secretary, Assistant Secretary or other authorized representative of the New Subsidiary certifying (A) that attached thereto is a true and complete copy of its by-laws in effect on the date thereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the New Subsidiary (or, in the case of a partnership, the managing general partner thereof) authorizing the execution, delivery and performance of this Joinder Agreement and the performance of the Pledge Agreement, the Guarantee Agreement and the Indemnity Agreement to which it will be a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation or other constitutive documents of the New Subsidiary have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (ii) above and (D) as to the incumbency and specimen signature of each authorized representative executing any document delivered in connection herewith on behalf of such party;
               (iv) a certificate of another authorized representative as to the incumbency and specimen signature of the person executing the certificate pursuant to clause (iii) above;
               (v) upon the request of the Agent, certified copies of Requests for Information or Copies (form UCC-11), or equivalent reports from an independent search service satisfactory to the Agent, listing (A) any judgment naming the New Subsidiary as judgment debtor in any of the jurisdictions where a Uniform Commercial Code financing statement would be required by law to be filed in order to create a perfected security interest in or lien on any of the personal or real property of the New Subsidiary, (B) any tax lien that names the New Subsidiary as a delinquent taxpayer in any of the jurisdictions referred to in the preceding clause (A), and (C) any Uniform Commercial Code financing statement that names the New Subsidiary as debtor or seller filed in any of the jurisdictions referred to in the preceding clause (A);
               (vi) appropriate duly executed termination statements (Form UCC-3) signed by all persons disclosed on current financing statements as secured parties in the jurisdictions referred to in clause (v) above in form for filing under the Uniform Commercial Code of such jurisdictions (except with respect to Liens permitted under Section 7.2 of the Credit Agreement);
               (vii) certificates representing all outstanding capital stock of any subsidiary of the New Subsidiary accompanied by stock powers endorsed in blank, and Intercompany Notes, duly executed by the New Subsidiary, accompanied by assignments executed in blank;
               (viii) with respect to a New Subsidiary, an acknowledgment copy, or other evidence satisfactory to the Agent, of the proper filing, registration or recordation of each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for the benefit of the Secured Parties a valid, legal and perfected security interest in or Lien on the Collateral that is the subject of the Pledge Agreement in each jurisdiction in which the filing, registration or recordation thereof is so required or requested;
               (ix) an opinion of counsel (both domestic and foreign counsel, as may be reasonably required by the Agent), for the New Subsidiary, dated the date that this Joinder Agreement shall become effective, as to all matters relating to the New Subsidiary as the Agent may reasonably request; and
               (x) all documents the Agent may reasonably request relating to the existence of New Subsidiary and its corporate or partnership authority to execute, deliver and perform the Pledge Agreement, the Guarantee Agreement and the Indemnity Agreement, and any other matters relevant hereto or thereto; and
          (b) No Default or Event of Default shall have occurred and be continuing at the time of the execution and delivery hereof or would occur immediately after giving effect thereto.
     SECTION 5. Effect on Credit Documents. Except as expressly supplemented hereby, the Pledge Agreement, the Guarantee Agreement and the Indemnity Agreement shall remain in full force and effect.
     SECTION 6. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
     SECTION 7. Severability. If any provision of any of this Joinder Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 8. Notices. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number, in the case of the Agent, set forth in Section 10.1 of the Credit Agreement and in the case of the New Subsidiary, set forth on the signature pages hereof, in each case followed by telephonic confirmation of receipt, (c) on the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) on the fifth Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Agent, set forth in Section 10.1 of the Credit Agreement, and, in the case of the New Subsidiary, set forth on the signature pages hereof, or at such other address as such party may specify by written notice to the other parties hereto.
     SECTION 9. Counterparts. This Joinder Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Joinder Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Joinder Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Joinder Agreement.
     SECTION 10. Expenses. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees and expenses of counsel for the Agent (but excluding the cost of internal counsel).
     SECTION 11. Submission to Jurisdiction; Venue.
          (a) Any legal action or proceeding with respect to this Joinder Agreement may be brought in the courts of the State of Ohio in Hamilton County, or of the United States for the Southern District, Western Division of Ohio, and, by execution and delivery of this Joinder Agreement, the New Subsidiary hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The New Subsidiary further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set forth for notices pursuant to Section 8, such service to become effective five (5) days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the New Subsidiary in any other jurisdiction.
          (b) The New Subsidiary hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Joinder Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.
          (c) To the extent permitted by law, the New Subsidiary hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Joinder Agreement.

     IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Joinder Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:

Name:

Title:

Address:

Telecopy:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:

Name:

Title:

SCHEDULE 1
CHIEF EXECUTIVE OFFICES AND PRINCIPAL PLACE OF BUSINESS

Name	Mailing Address	County	State

LOCATIONS OF RECORDS OF GENERAL INTANGIBLES

Name	Mailing Address	County	State

SCHEDULE 2
PLEDGED SECURITIES
Part I List of Pledged Interests:

Ownership
Pledgor	Issuer	Interests

Part II List of Pledged Debt:

Pledgor	Issuer	Date of Issuance	Outstanding Balance

SCHEDULE 3
TRADE NAMES, DIVISION NAMES, ETC.

Pledgor	Trade Names, Division Names, Etc.

SCHEDULE 4
REQUIRED FILINGS AND RECORDINGS

Pledgor	UCC Filings & Locations	Other Filings